                                                                    EXHIBIT 99.1


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Global Industrial Technologies, Inc.:

     We have audited the accompanying combined balance sheet of the Surface Mining and Equipment Business of Global Industrial Technologies, Inc. (the "Company") as of October 31, 1996, and the related combined statements of operations, equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Surface Mining and Equipment Business of Global Industrial Technologies, Inc., as of October 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
June 27, 1997

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                             COMBINED BALANCE SHEET
                                OCTOBER 31, 1996
                             (DOLLARS IN THOUSANDS)

ASSETS
CURRENT ASSETS:
Cash..............................    $   910
Trade receivables.................     17,032
Receivable from affiliated
  entity..........................         41
Inventories.......................     37,438
Prepaid expenses and other current
  assets..........................        228
                                      -------
     Total Current Assets.........     55,649
OTHER ASSETS:
Intangible assets.................      1,372
Other assets......................        940
                                      -------
                                        2,312
PROPERTY, PLANT AND EQUIPMENT:
Land..............................        625
Buildings and improvements........     12,040
Machinery and equipment...........     45,021
Less accumulated depreciation.....    (49,098)
                                      -------
                                        8,588
                                      -------
                                      $66,549
                                      =======
LIABILITIES AND COMBINED EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued
  expenses........................    $12,132
Payable to affiliated entity......        684
Liabilities to customers on
  uncompleted contracts and
  warranties......................      4,310
                                      -------
     Total Current Liabilities....     17,126
LONG-TERM LIABILITIES:
Postretirement benefits...........      6,725
Deferred expenses and other.......      4,343
                                      -------
                                       11,068
COMBINED EQUITY...................     38,355
                                      -------
                                      $66,549
                                      =======

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                        COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996
                             (DOLLARS IN THOUSANDS)

REVENUES:
  Net sales.................................................  $ 109,625
  Other income..............................................        555
                                                              ---------
                                                                110,180
                                                              ---------
COSTS AND EXPENSES:
  Cost of products sold.....................................     93,026
  Product development, selling, administrative and
     miscellaneous expenses.................................     16,514
  Allocated administrative expenses.........................      2,200
  Allocated interest expense................................        228
                                                              ---------
                                                                111,968
                                                              ---------
LOSS BEFORE INCOME TAXES....................................     (1,788)
ALLOCATED INCOME TAX BENEFIT................................       (662)
                                                              ---------
NET LOSS....................................................  $  (1,126)
                                                              =========

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                          COMBINED STATEMENT OF EQUITY
                          YEAR ENDED OCTOBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                     INVESTMENT    CUMULATIVE      PENSION       TOTAL
                                                         BY        TRANSLATION    LIABILITY     COMBINED
                                                       GLOBAL      ADJUSTMENT     ADJUSTMENT     EQUITY
                                                     ----------    -----------    ----------    --------
Balance at November 1, 1995......................     $25,850        $(3,889)      $(2,413)     $19,548
  Net loss.......................................      (1,126)            --            --       (1,126)
  Capital contribution from Global...............      19,601             --            --       19,601
  Translation adjustments........................          --           (287)           --         (287)
  Additional minimum liability...................          --             --           619          619
                                                      -------        -------       -------      -------
Balance at October 31, 1996......................     $44,325        $(4,176)      $(1,794)     $38,355
                                                      =======        =======       =======      =======

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                        COMBINED STATEMENT OF CASH FLOWS
                          YEAR ENDED OCTOBER 31, 1996
                             (DOLLARS IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss..................................................    $ (1,126)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
  Depreciation and amortization.............................       2,028
  Gain on sale of property, plant and equipment.............         (34)
  Changes in assets and liabilities:
     Trade receivables......................................      (2,316)
     Receivable from affiliated entity......................         (41)
     Inventories............................................      (4,149)
     Other current assets...................................       5,327
     Other assets...........................................         131
     Current liabilities....................................     (18,002)
     Payable to affiliated entity...........................         684
                                                                --------
          Net cash used in operating activities.............     (17,498)
                                                                --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, plant and equipment................      (1,761)
  Proceeds from sale of property, plant and equipment.......          69
                                                                --------
          Net cash used in investing activities.............      (1,692)
                                                                --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributions from Global.........................      19,601
                                                                --------
  Effect of exchange rate changes on cash...................        (287)
                                                                --------
Net increase in cash........................................         124
Cash at beginning of year...................................         786
                                                                --------
Cash at end of year.........................................    $    910
                                                                ========

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE A -- SUMMARY OF ACCOUNTING POLICIES

NATURE OF OPERATIONS

     The accompanying combined financial statements include all of the operations, assets and liabilities of the surface mining and equipment business (the "Marion Business") of Global Industrial Technologies, Inc. ("Global"). The Marion Business consists principally of walking draglines and electric mining shovels and related replacement parts. Major markets for the surface mining industry are coal mining, copper and iron ore mining and phosphate production.

USE OF ESTIMATES

     The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

PRINCIPLES OF COMBINATION AND PRESENTATION

     These financial statements combine subsidiaries, branches or divisions of Global that operate in the surface mining and equipment business as if they were organized under one business unit. Such statements include the following:

     - The Marion Power Shovel Company

     - Marion Power Shovel Pty. Ltd.

     - The South Africa Branch of INTOOL International B.V.

     - The Canadian mining division of Global-GIX Canada, Inc.

     The historical equity of these operations as well as permanent advances from Global have been reported as "Combined Equity" in the Combined Balance Sheet. Within Combined Equity, the Investment by Global account represents the net assets invested in the Marion Business by Global including the advances that will not be repaid.

INVENTORIES

     Inventories are stated at lower of cost (last-in, first-out method) or market (market or estimated net realizable value). The excess of replacement cost over the carrying value of inventories determined on a last-in, first-out basis was $10,939,000. Advances from customers are netted against inventories to the extent of related accumulated costs.

PROPERTY, PLANT AND EQUIPMENT

     Fixed assets are recorded at cost. Depreciation is provided over the estimated useful lives of respective assets using the straight-line method for financial reporting and accelerated methods for income tax purposes. Estimated useful lives used for financial reporting purposes range from ten to forty years for buildings and improvements and five to fifteen years for machinery and equipment.

FOREIGN CURRENCY TRANSLATION

     The assets and liabilities of foreign operations are translated into U.S. dollars using year-end exchange rates. Revenues and expenses are translated at the average rates during the year. Adjustments resulting from this translation are deferred and reflected as a separate component of Combined Equity.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

REVENUE RECOGNITION

     Revenue from dragline contracts is recognized using the percentage-of-completion method. Revenue from shovel contracts and all other sales is recognized at time of shipment. At the time a loss on a contract becomes known, the amount of the estimated loss is recognized in the combined financial statements. Included in current liabilities as liabilities to customers on uncompleted contracts are advances collected under shovel contracts of $1,041,000.

IMPAIRMENT OF LONG-LIVED ASSETS

     In 1995, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121"). SFAS 121 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment when certain events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. This pronouncement is required to be adopted by the Marion Business for the fiscal year beginning November 1, 1996. As of November 1, 1996, adoption did not have a significant effect on the financial position or results of operations of the Marion Business. See Note L.

NOTE B -- TRADE RECEIVABLES

     Trade receivables include the excess of revenues over advances of $426,000 related to a dragline contract. Billings on long-term contracts are made in accordance with the payment terms as defined in the individual contracts.

     Trade receivables are reduced by an allowance for losses of $213,000.

NOTE C -- INVENTORIES

     Inventories at cost include material, labor and overhead and consist of the following:

                                                             (DOLLARS IN THOUSANDS)
Raw materials and parts..................................           $  5,254
Work in process..........................................              8,799
Finished products (primarily replacement parts)..........             34,324
                                                                    --------
                                                                      48,377
LIFO and other reserves..................................            (10,939)
                                                                    --------
                                                                    $ 37,438
                                                                    ========

NOTE D -- ACCOUNTS PAYABLE AND ACCRUED EXPENSES

     Accounts payable and accrued expenses consist of the following:

                                                             (DOLLARS IN THOUSANDS)
Trade accounts payable...................................           $ 6,492
Wages and salaries.......................................             2,411
Insurance reserves.......................................             1,410
Other....................................................             1,819
                                                                    -------
                                                                    $12,132
                                                                    =======

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

NOTE E -- INCOME TAXES

     The income and expenses of the Marion Business are included in the consolidated local tax returns of various Global entities.The tax benefit or liability incurred by Global for such inclusion in its consolidated tax returns is to be reimbursed to or paid by the Marion Business.For purposes of the combined financial statements, current taxes payable or receivable as well as net deferred tax assets are recorded as part of the Investment by Global account in Combined Equity.

     Loss before income taxes consists of the following:

                                                             (DOLLARS IN THOUSANDS)
United States............................................           $(4,406)
Foreign..................................................             2,618
                                                                    -------
Total....................................................           $(1,788)
                                                                    =======

     The allocated income tax benefit consists of the following:

                                                             (DOLLARS IN THOUSANDS)
Foreign income taxes:
  Current................................................           $   921
  Deferred...............................................                72
                                                                    -------
  Total..................................................               993
                                                                    -------
U.S. and state income taxes:
  Current................................................            (1,307)
  Deferred...............................................              (348)
                                                                    -------
  Total..................................................            (1,655)
                                                                    -------
Total allocated income tax benefit.......................           $  (662)
                                                                    =======

     The total allocated income tax benefit differs from amounts expected by applying the Federal statutory income tax rate to loss before income taxes as set forth in the following table:

                                                                TAX
                                                              EXPENSE
                                                             (BENEFIT)       PERCENT
                                                             ---------       -------
                                                             (DOLLARS IN THOUSANDS)
Tax benefit at Federal statutory rate....................      $(626)         (35.0)%
State income taxes net of Federal income tax benefit.....        (48)          (2.7)
Other items..............................................         12            0.7
                                                               -----         ------
Total income tax benefit.................................      $(662)         (37.0)%
                                                               =====         ======

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

     Significant components of net deferred tax assets which are included in the Investment by Global account in Combined Equity are as follows:

                                                                (DOLLARS IN THOUSANDS)
Deferred tax assets:
  Accrued and other liabilities.............................            $3,524
  Postretirement benefits...................................             2,435
  Inventory valuation provisions............................             2,319
  Other items...............................................                63
                                                                      --------
Total deferred tax assets...................................             8,341
Deferred tax liabilities -- Excess of book basis over tax
  basis of property, plant and equipment....................              (503)
                                                                      --------
Net deferred tax asset recognized in the Combined Balance
  Sheet as a reduction of the Investment by Global account
  in Combined Equity........................................            $7,838
                                                                      ========

     Cumulative undistributed earnings of foreign operations that are considered to be permanently reinvested, and on which U.S. income taxes have not been provided by the Marion Business, amounted to approximately $23,700,000 at October 31, 1996. It is not practicable to estimate the amount of additional tax which would be payable upon repatriation of such earnings; however, due to foreign tax credit limitations, higher effective U.S. income tax rates and foreign withholding taxes, additional taxes could be incurred.

NOTE F -- PENSION AND RETIREMENT PLANS

     The Marion Business has two defined benefit pension plans which cover substantially all hourly bargaining and nonbargaining unit employees in the United States. Plan benefits are based primarily on years of service. In addition, the Marion Business' salaried employees participate in the Global Industrial Technologies, Inc. RIP Plan, which benefits are based primarily on years of service and employees' qualifying compensation during the final years of employment. All plans are funded in accordance with applicable laws and regulations. Substantially all plan assets are invested in cash, short-term investments, equity securities and fixed-income instruments. The remaining plan assets are primarily invested in real estate.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

     The following table sets forth the domestic plans' funded status as of the August 1, 1996 measurement date:

                                                        GLOBAL       MARION BUSINESS
                                                     SALARIED PLAN    HOURLY PLANS
                                                     -------------   ---------------
                                                        ASSETS
                                                        EXCEED         ACCUMULATED
                                                      ACCUMULATED    BENEFITS EXCEED
                                                      BENEFITS(1)       ASSETS(2)
                                                      -----------    ---------------
                                                         (DOLLARS IN THOUSANDS)
Actuarial present value of benefit obligations:
  Accumulated benefit obligation:
  Vested...........................................    $(36,474)        $(23,673)
  Non-vested.......................................      (1,547)            (573)
                                                       --------         --------
  Total accumulated benefit obligation.............    $(38,021)        $(24,246)
                                                       ========         ========
Projected benefit obligation for services rendered
  to date..........................................    $(54,300)        $(24,246)
Plan assets at fair value..........................      39,556           19,903
                                                       --------         --------
Projected benefit obligation in excess of plan
  assets...........................................     (14,744)          (4,343)
Unrecognized prior service cost....................         (76)           1,371
Unrecognized net loss..............................      16,020            3,121
Unrecognized transition asset......................        (402)            (310)
Adjustment for minimum liability...................          --           (4,182)
                                                       --------         --------
Prepaid (accrued) pension cost.....................    $    798         $ (4,343)
                                                       ========         ========

-------------------------
(1) Consists of the Global Industrial Technologies, Inc. RIP Plan. The Marion Business' portion of the accumulated benefit obligation of this plan is estimated to be $7,839,000. The Marion Business' year end accrual is included in the Investment by Global account in Combined Equity.

(2) Consists of the two defined benefit plans for hourly employees. Included in the Combined Balance Sheet is an intangible asset and a reduction of Combined Equity of $1,372,000 (net of tax) and $1,794,000 (net of tax), respectively, to reflect the additional minimum liability.

     The weighted average discount rate, rate of increase in future compensation levels, and expected long-term rate of return on assets used to develop the projected benefit obligation were 8%, 4.5% and 9%, respectively.

     Net domestic periodic pension cost for the two hourly defined benefit plans includes the following components:

                                                            (DOLLARS IN THOUSANDS)
Service cost...............................................        $   218
Interest cost..............................................          1,864
Actual return on plan assets...............................         (1,879)
Net amortization and deferral..............................             35
                                                                   -------
Net periodic pension cost..................................        $   238
                                                                   =======

     The Marion Business' portion of the net periodic pension cost for the Global Industrial Technologies, Inc. RIP Plan was $532,000 for 1996.

     The Marion Business participates in Global's 401(k) savings plan. The Marion Business' expense for 1996 was $227,000 for its portion of the matching contribution.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

NOTE G -- POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The Marion Business provides certain health care and life insurance benefits for substantially all retired United States bargaining and nonbargaining unit employees meeting eligibility requirements. The Marion Business' policy is to fund these benefits as claims and premiums are paid.

     The following table sets forth the Plan's status and amounts recognized in the combined financial statements:

                                                            (DOLLARS IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees.................................................        $(4,612)
  Fully eligible active plan participants..................         (1,450)
  Other active plan participants...........................           (994)
                                                                   -------
                                                                    (7,056)
Unrecognized prior service cost............................         (1,036)
Unrecognized net loss......................................            875
                                                                   -------
Accrued postretirement benefit cost recognized in the
  Combined Balance Sheet...................................        $(7,217)
                                                                   =======

     Net periodic postretirement benefit cost includes the following components:

                                                            (DOLLARS IN THOUSANDS)
Service cost...............................................         $ 107
Interest cost..............................................           503
Amortization of prior service cost.........................          (120)
                                                                 --------
Net periodic postretirement benefit cost...................         $ 490
                                                                 ========

     The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.5%. The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 11% at October 31, 1996, declining .5% each year thereafter, to 5% in the year 2008 and beyond. A 1% increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation by $270,000 and would increase the net periodic postretirement benefit cost for 1996 by $13,000.

NOTE H -- RESEARCH AND DEVELOPMENT

     Expenditures for design and development of new products and improvements of existing mining machinery products, including overhead, are charged to product development expense as incurred and aggregated $5,713,000 in 1996.

NOTE I -- FOREIGN OPERATIONS, EXPORT SALES AND SIGNIFICANT CUSTOMERS

     The Marion Business designs, manufactures and sells products in a single industry segment, surface mining and equipment. Operations are conducted primarily in the United States, Australia, Canada and South Africa.

     Financial information by geographical area is summarized in the following table. Each geographic area represents the origin of the financial information presented. Transfers between geographic areas represent intercompany export sales of goods produced in the United States and are accounted for based on established sales prices between the related entities. Eliminations for operating earnings (loss) include elimination of intercompany profit in inventory and general

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

corporate expenses. Identifiable assets of each entity are those related to the operations of those entities. United States assets consist of all other operating assets.

                                                        TRANSFERS
                                           SALES TO      BETWEEN                 OPERATING
                                         UNAFFILIATED   GEOGRAPHIC     TOTAL     EARNINGS    IDENTIFIABLE
                                          CUSTOMERS       AREAS      NET SALES    (LOSS)        ASSETS
                                         ------------   ----------   ---------   ---------   ------------
                                                              (DOLLARS IN THOUSANDS)
United States..........................    $ 66,081      $ 27,984    $ 94,065     $(4,076)     $42,983
Australia..............................      27,191            --      27,191       1,682       19,922
South Africa...........................      14,448            --      14,448         887        5,218
Other Foreign..........................       1,905           651       2,556         157        6,238
Eliminations...........................          --       (28,635)    (28,635)       (210)      (7,812)
                                           --------      --------    --------     -------      -------
                                           $109,625      $     --    $109,625     $(1,560)     $66,549
                                           ========      ========    ========     =======      =======

     Export sales from United States operations, excluding sales to affiliates, amounted to $44,164,000 in 1996.

     Two customers accounted for approximately 42% of the Marion Business' net sales in 1996. The Marion Business is not dependent upon any one customer.

NOTE J -- TRANSACTIONS WITH GLOBAL

     The Marion Business has historically depended on Global for substantial support, particularly financial. Global also performs certain services such as insurance claim processing, data processing, and legal and tax support. Total costs allocated to the Marion Business and included in the combined financial statements are the following:

     (a) Administrative costs of $2,200,000 allocated based on the Marion Business' percentage of Global's total working capital, gross property, plant and equipment and goodwill.

     (b) Interest expense of $228,000 allocated on the same basis as (a) above.

     (c) Pension expense for salaried employees as discussed in Note F.

     (d) Income taxes as discussed in Note E.

     Global provides financing to the Marion Business through a non-interest bearing intercompany account. This intercompany account has been classified with the Investment by Global account in Combined Equity.

NOTE K -- COMMITMENTS, CONTINGENCIES AND CREDIT RISKS

     The Marion Business is involved in various litigation arising in the normal course of business. It is the view of management that the Marion Business' recovery or liability, if any, under pending litigation is not expected to have a material effect on the Marion Business' financial position or results of operations, although no assurance to that effect can be given.

     The Marion Business has product liability insurance subject to a deductible of $1,000,000 per occurrence and has various limits of liability depending on the insurance policy year in question. It is the view of management that the final resolution of said claims and other similar claims which are likely to arise in the future will not individually or in the aggregate have a material effect on the Marion Business' financial position or results of operations, although no assurance to that effect can be given.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

     The Marion Business has obligations under various operating leases and rental and service agreements. The expense relating to these agreements was $639,000 in 1996. Future minimum annual payments under noncancellable agreements are as follows:

                                              (DOLLARS IN THOUSANDS)
1997.........................................          $405
1998.........................................           273
1999.........................................           159
2000.........................................            24
2001.........................................            --
After 2001...................................            --
                                                     ------
                                                       $861
                                                     ======

     A significant portion of the Marion Business' combined net sales are to customers whose activities are related to the coal, copper and iron ore mining industries, including some who are located in foreign countries. The Marion Business generally extends credit to these customers and, therefore, collection of receivables may be affected by the mining industry economy and the economic conditions in the countries where the customers are located. However, the Marion Business closely monitors extension of credit and has not experienced significant credit losses. Also, most foreign sales are made to large, well-established companies. The Marion Business generally requires collateral or guarantees on foreign sales to smaller companies.

NOTE L -- DIVESTITURE

     In January, 1997, Global announced its strategic decision to divest itself of the surface mining equipment business (i.e. the Marion Business).

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                            COMBINED BALANCE SHEETS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                             JUNE 30,    OCTOBER 31,
                               1997         1996
                             --------    -----------
ASSETS
CURRENT ASSETS:
Cash.....................    $    240     $    910
Receivables..............       9,679       17,032
Receivable from
  affiliated entity......          --           41
Inventories..............      37,427       37,438
Prepaid expenses and
  other current assets...          91          228
                             --------     --------
    Total Current
      Assets.............      47,437       55,649
OTHER ASSETS:
Intangible assets........       1,372        1,372
Other assets.............         361          940
                             --------     --------
                                1,733        2,312
PROPERTY, PLANT AND
  EQUIPMENT:
Land.....................         625          625
Buildings and
  improvements...........      12,040       12,040
Machinery and
  equipment..............      46,103       45,021
Less accumulated
  depreciation...........     (49,622)     (49,098)
                             --------     --------
                                9,146        8,588
                             --------     --------
                             $ 58,316     $ 66,549
                             ========     ========

                              JUNE 30,    OCTOBER 31,
                                1997         1996
                              --------    -----------
LIABILITIES AND COMBINED EQUITY
CURRENT LIABILITIES:
Accounts payable and
  accrued expenses........    $ 9,401       $12,132
Payable to affiliated
  entity..................        839           684
Liabilities to customers
  on uncompleted contracts
  and warranties..........      4,011         4,310
                              -------       -------
    Total Current
      Liabilities.........     14,251        17,126
LONG-TERM LIABILITIES:
Postretirement benefits...      6,725         6,725
Deferred expenses and
  other...................      4,344         4,343
                              -------       -------
                               11,069        11,068
COMBINED EQUITY...........     32,996        38,355
                              -------       -------
                              $58,316       $66,549
                              =======       =======

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                       COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                EIGHT MONTHS ENDED JUNE 30,
                                                                ---------------------------
                                                                  1997               1996
                                                                  ----               ----
REVENUES:
  Net sales.................................................     $41,032            $65,019
  Other income..............................................          37                131
                                                                 -------            -------
                                                                  41,069             65,150
                                                                 -------            -------
COSTS AND EXPENSES:
  Cost of products sold.....................................      37,082             55,177
  Product development, selling, administrative
  and miscellaneous expenses................................      10,122             10,886
  Allocated administrative expenses.........................       1,622              1,406
  Allocated interest expense................................       1,040                152
                                                                 -------            -------
                                                                  49,866             67,621
                                                                 -------            -------
LOSS BEFORE INCOME TAXES....................................      (8,797)            (2,471)
ALLOCATED INCOME TAX BENEFIT................................      (3,373)              (966)
                                                                 -------            -------
NET LOSS....................................................     $(5,424)           $(1,505)
                                                                 =======            =======

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                       COMBINED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                EIGHT MONTHS ENDED
                                                                     JUNE 30,
                                                                ------------------
                                                                 1997       1996
                                                                -------    -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss....................................................    $(5,424)   $(1,505)
Adjustments to reconcile net loss to net cash provided by
  (used in) operating activities:
Depreciation and amortization...............................      1,024      1,255
Changes in assets and liabilities:
  Trade receivables.........................................      7,353        663
  Receivable from affiliated entity.........................         41         --
  Inventories...............................................         11    (11,264)
  Other current assets......................................        137      4,780
  Other assets..............................................         80         51
  Current liabilities.......................................     (3,030)   (14,067)
  Payable to affiliated entity..............................        155        463
                                                                -------    -------
Net cash provided by (used in) operating activities.........        347    (19,624)
                                                                -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment..................     (1,082)      (846)
                                                                -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions from Global...........................        448     19,264
                                                                -------    -------
Effect of exchange rate changes on cash.....................       (383)       420
                                                                -------    -------
Net decrease in cash........................................       (670)      (786)
Cash at beginning of period.................................        910        786
                                                                -------    -------
Cash at end of period.......................................    $   240    $    --
                                                                =======    =======

                  See notes to combined financial statements.

 SURFACE MINING AND EQUIPMENT BUSINESS OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A -- BASIS OF PRESENTATION

     The accompanying unaudited combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Adjustments consisted of only normal recurring accruals. Operating results for the eight months ended June 30, 1997 are not necessarily indicative of the results that may be expected for the year ending October 31, 1997.

NOTE B -- DIVESTITURE

     In January, 1997, Global Industrial Technologies, Inc. announced its strategic decision to divest itself of the surface mining equipment business.

NOTE C -- INVENTORIES

     Inventories at cost include material, labor and overhead and consist of the following:

                                                          JUNE 30,   OCTOBER 31,
                                                            1997        1996
                                                          --------   -----------
Raw materials and parts.................................  $  5,919    $  5,254
Work-in-process.........................................    10,183       8,799
Finished products (primarily replacement parts).........    32,264      34,324
                                                          --------    --------
                                                            48,366      48,377
LIFO and other reserves.................................   (10,939)    (10,939)
                                                          ========    ========
                                                          $ 37,427    $ 37,438
                                                          ========    ========